Other Current Liabilities - Summary of Other Current Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Other Current Liabilities [Abstract]
Statutory liabilities	$ 16,049	$ 11,261
Employee related payables	6,053	6,914
Refund due to customers	35,970	49,527
Deferred income	384	576
Other liabilities (related to Hotel Travel Group) (refer note 32)	8,680
Other liabilities (related to business combination) (refer note 7 (b))	5,266	5,473
Total	$ 72,402	$ 73,751